April 14, 2026 1Q26 Financial Results Exhibit 99

1Q26 Financial highlights

ROTCE[1]	CET1 capital ratios[2]	Std. RWA[3] **$2.0T**
23%	Std. **14.3%** | Adv. **14.1%**	Cash and marketable securities[4] **$1.5T**
	Total Loss-Absorbing Capacity[2] **$572B**	Average loans **$1.5T**

Income statement

- 1Q26 net income of $16.5B and EPS of $5.94
- Managed revenue of $50.5B[5]
- Expense of $26.9B and managed overhead ratio of 53%[5]

Balance sheet

- Loans: average loans of $1.5T up 11% YoY and 2% QoQ
- Deposits: average deposits of $2.6T up 7% YoY and 1% QoQ
- CET1 capital of $291B[2]
  - Standardized CET1 capital ratio of 14.3%[2]; Advanced CET1 capital ratio of 14.1%[2]

Capital distributed

- Common dividend of $4.1B or $1.50 per share
- $8.1B of common stock net repurchases[6]
- Net payout LTM of 82%[6,7]

[1] See note 3 on slide 10
[2] Represents the estimated Basel III common equity Tier 1 ("CET1") capital and ratio and Total Loss-Absorbing Capacity for the current period
[3] Standardized risk-weighted assets ("RWA"). Estimated for the current period
[4] Cash and marketable securities represent HQLA and unencumbered marketable securities. Estimated for the current period. See note 1 on slide 11
[5] See note 1 on slide 10
[6] Includes the net impact of employee issuances. Excludes excise tax and commissions
[7] Last twelve months ("LTM")

JPMorganChase

1

1Q26 Financial results[1]

$B, EXCEPT PER SHARE DATA

	1Q26	$ O/(U) 4Q25	$ O/(U) 1Q25
Net interest income	$25.5	$0.4	$2.1
Noninterest revenue	25.1	3.4	2.4
Managed revenue[1]	**50.5**	**3.8**	**4.5**
Expense	**26.9**	**2.9**	**3.3**
Credit costs	**2.5**	**(2.1)**	**(0.8)**
Net income	**$16.5**	**$3.5**	**$1.9**
Net income applicable to common stockholders	$16.1	$3.5	$1.8
EPS – diluted	$5.94	$1.31	$0.87
ROE[2]	19%	15%	18%
ROTCE[2,3]	23	18	21
Overhead ratio – managed[1,2]	53	51	51
Effective tax rate[2]	19.5	24.1	20.5
Managed tax rate[1,2,4]	22.1	28.2	23.4
Memo:			
NII excluding Markets[5]	*$23.3*	*($0.6)*	*$0.7*
NIR excluding Markets[5]	*15.7*	*1.0*	*1.9*
Markets revenue	*11.6*	*3.3*	*1.9*
Managed revenue[1]	**50.5**	**3.8**	**4.5**
Adjusted expense[6]	*$26.6*	*$2.7*	*$3.2*
Adjusted overhead ratio[1,2,6]	*53%*	*51%*	*51%*

$B	1Q26	4Q25	1Q25
Net charge-offs	$2.3	$2.5	$2.3
Reserve build/(release)	0.2	2.1	1.0
Credit costs	**$2.5**	**$4.7**	**$3.3**

FINANCIAL PERFORMANCE

- **Net income of $16.5B, up 13% YoY**
- **Revenue** of $50.5B, up 10% YoY; NII of $25.5B, up 9% YoY; NIR of $25.1B, up 11% YoY
  - NII ex. Markets of $23.3B, up 3% YoY, driven by higher deposit balances, as well as higher revolving balances in Card Services, predominantly offset by the impact of lower rates
  - NIR ex. Markets of $15.7B, up 14% YoY, driven by higher asset management fees in AWM and CCB, higher investment banking fees, higher auto operating lease income and higher Payments fees. The increase was partially offset by the absence of the $588mm First Republic-related gain in the prior year
  - Markets revenue of $11.6B, up 20% YoY
- **Expense** of $26.9B, up 14% YoY, predominantly driven by higher compensation, including higher revenue-related compensation and growth in the number of front office employees, as well as higher brokerage expense and distribution fees, higher marketing expense and higher auto lease depreciation. The increase also reflected the absence of an FDIC special assessment accrual release in the prior year
- **Credit costs** of $2.5B
  - NCOs of $2.3B, down $16mm YoY
  - Net reserve build of $191mm included a $327mm net build in Wholesale and a $139mm net release in Consumer

LINE OF BUSINESS DETAIL

1Q26	Net income ($B)	ROE	O/H ratio
CCB	$5.0	32%	56%
CIB	9.0	21	48
AWM	1.8	44	65

Note: Totals may not sum due to rounding
[1] See note 1 on slide 10
[2] Actual numbers for all periods, not over/(under)
[3] See note 3 on slide 10
[4] Reflects fully taxable-equivalent ("FTE") adjustments of $700mm in 1Q26
[5] See note 2 on slide 10
[6] See note 4 on slide 10

JPMorganChase
2

Fortress balance sheet

$B, EXCEPT PER SHARE DATA

	1Q26	4Q25	1Q25
Risk-based capital metrics[1]			
CET1 capital	$291	$288	$280
Basel III Standardized RWA	2,042	1,982	1,815
CET1 capital ratio – Standardized	14.3%	14.6%	15.4%
Basel III Advanced RWA	$2,064	$2,045	$1,799
CET1 capital ratio – Advanced	14.1%	14.1%	15.6%
Leverage-based capital metric[2]			
Firm SLR	5.6%	5.8%	6.0%
Liquidity metrics[3]			
Firm LCR	112%	111%	113%
Bank LCR	120	115	124
Total excess HQLA	$272	$232	$292
HQLA and unencumbered marketable securities	1,505	1,464	1,516
Balance sheet metrics			
Total assets (EOP)	$4,900	$4,425	$4,358
Deposits (average)	2,603	2,565	2,430
Tangible book value per share[4]	108.87	107.56	100.36

STANDARDIZED CET1 RATIO[1]



14.6%
82 bps
(61 bps)
(43 bps)
(13 bps)
6 bps
14.3%
4Q25
Net income5
Capital Distributions6
RWA
AOCI7
Other8
1Q26

STANDARDIZED RISK-WEIGHTED ASSETS ($B)[1]



1,982
(6)
20
46
2,042
4Q25
Lending9
Market Risk
Credit Risk ex. Lending
1Q26

Note: Totals may not sum due to rounding

[1] Estimated for the current period

[2] Estimated for the current period. Represents the supplementary leverage ratio ("SLR")

[3] Estimated for the current period. Liquidity Coverage Ratio ("LCR") represents the average LCR for the Firm and JPMorgan Chase Bank, N.A. ("Bank"). See note 1 on slide 11

[4] See note 3 on slide 10

[5] Reflects Net Income Applicable to Common Equity

[6] Includes net share repurchases and common dividends

[7] As provided in the capital rules, excludes AOCI on cash flow hedges and DVA related to structured notes

[8] Primarily CET1 capital deductions

[9] Includes Loans and Commitments

JPMorganChase

3

Some aspects of U.S. B3E and GSIB NPRs still need to be addressed Key issues Category I & II firms2 JPM preliminary estimate3 B3E NPR 1.4% ~6% Stress Test NPR (2.4%) 0%4 GSIB NPR (3.8%) ~(2%) Total (4.8%) ~4% Impact to required CET1 capital1 Operational risk ~$300B Credit risk ~($200B) Market risk & CVA ~$30B Total RWA impact ~$130B JPM preliminary estimate: SCB floored at 2.5%4 GSIB surcharge down ~30 bps Overlaps still exist between B3E RWA, SCB and GSIB U.S. GSIB surcharge is still broken Targeted RWA clarifications needed10 For footnotes see slide 12 Current rule Proposed STWF methodology Method 2 surcharge unless otherwise noted 4Q15 4Q17 4Q19 4Q21 4Q23 4Q25 $52B $44B $13B $109B Gold-plating Method 19 NPR5 NPR without STWF methodology change6 JPM’s long-standing recommendation7 (GDP adj. back to 2015, averaging, 10 bp buckets, STWF category re-weighted at 20% and the methodology otherwise unchanged) CET1 capital required by GSIB surcharge8 3.5% 5.5% 2.5% 2.5% 5.2% 4.6% 3.6% 3.3% Method 1 Evolution of the U.S. GSIB surcharge and our long-standing position GSIB score calculation date Today 2028 Current rule NPR5 4.5% 5.5% 4.2% 5.2% 4

CCB CIB AWM Corp.

Consumer & Community Banking[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	1Q26	4Q25	1Q25
Revenue	**$19,568**	**$172**	**$1,255**
Banking & Wealth Management	10,577	(293)	323
Home Lending	1,232	(17)	25
Card Services & Auto	7,759	482	907
Expense	**10,979**	**723**	**1,122**
Credit costs	**2,050**	**(2,194)**	**(579)**
Net charge-offs (NCOs)	2,195	151	41
Change in allowance	(145)	(2,345)	(620)
Net income	**$4,976**	**$1,334**	**$551**

FINANCIAL PERFORMANCE

- **Net income of $5.0B, up 12% YoY**
- **Revenue** of $19.6B, up 7% YoY, predominantly driven by higher net interest income in Card Services largely on higher revolving balances and higher operating lease income in Auto
- **Expense** of $11.0B, up 11% YoY, largely driven by higher marketing expense, higher auto lease depreciation and higher compensation for bankers and advisors
- **Credit costs** of $2.1B
  - NCOs of $2.2B, up $41mm YoY, primarily driven by Card Services
  - Net reserve release of $145mm, predominantly driven by improvements in home prices

KEY DRIVERS / STATISTICS ($B)[2]

	1Q26	4Q25	1Q25
Average equity	$61.5	$56.0	$56.0
ROE	32%	25%	31%
Overhead ratio	56	53	54
Average loans	$582.8	$584.6	$574.4
Average deposits	1,076.0	1,056.8	1,053.7
Active mobile customers (mm)[3]	63.0	61.7	59.0
Debit & credit card sales volume[4]	$487.6	$512.5	$448.7

- Average loans up 1% YoY and flat QoQ
- Average deposits up 2% YoY and QoQ
- Active mobile customers up 7% YoY
- Debit & credit card sales volume up 9% YoY and down 5% QoQ
- Client investment assets up 18% YoY and flat QoQ

KEY DRIVERS / STATISTICS ($B) – DETAIL BY BUSINESS

	1Q26	4Q25	1Q25
Banking & Wealth Management			
Business Banking average loans	$18.6	$18.7	$19.5
Business Banking loan originations	0.7	0.7	0.8
Client investment assets (EOP)	1,272.2	1,269.9	1,079.8
Deposit margin	2.63%	2.72%	2.69%
Home Lending			
Average loans	$240.4	$241.7	$244.3
Loan originations[5]	13.7	16.0	9.4
Third-party mortgage loans serviced (EOP)	656.4	661.9	661.6
Net charge-off/(recovery) rate	(0.03)%	(0.02)%	(0.04)%
Card Services & Auto			
Card Services average loans	$239.2	$239.3	$224.5
Auto average loans and leased assets	90.6	89.6	86.1
Auto loan and lease originations	10.4	10.8	10.7
Card Services net charge-off rate	3.47%	3.14%	3.58%
Card Services net revenue rate	10.78	9.86	10.38
Card Services sales volume[4]	$337.6	$359.7	$310.6

[1] See note 1 on slide 10
For additional footnotes see slide 12

JPMorganChase

5

CCB | CIB | AWM | Corp.

Commercial & Investment Bank[1]

SELECTED INCOME STATEMENT DATA ($MM)

	1Q26	$ O/(U) 4Q25	$ O/(U) 1Q25
Revenue	**$23,379**	**$4,004**	**$3,713**
Investment Banking revenue	3,136	584	868
Payments	5,123	9	558
Lending	2,166	181	251
Other	-	-	(6)
Total Banking & Payments	**10,425**	**774**	**1,671**
Fixed Income Markets	7,078	1,698	1,229
Equity Markets	4,481	1,622	667
Securities Services	1,499	10	230
Credit Adjustments & Other	(104)	(100)	(84)
Total Markets & Securities Services	**12,954**	**3,230**	**2,042**
Expense	**11,136**	**2,125**	**1,294**
Credit costs	**482**	**77**	**(223)**
Net income	**$9,044**	**$1,776**	**$2,102**

KEY DRIVERS / STATISTICS ($B)[2]

	1Q26	4Q25	1Q25
Average equity	$166.5	$149.5	$149.5
ROE	21%	19%	18%
Overhead ratio	48	47	50
IB fees ($mm)	$2,883	$2,347	$2,248
Average Banking & Payments loans	374.0	360.7	339.9
Average client deposits[3]	1,167.1	1,153.6	1,034.4
Assets under custody ($T)	40.9	41.2	35.7
Net charge-off/(recovery) rate[4]	0.09%	0.32%	0.15%

FINANCIAL PERFORMANCE

- **Net income of $9.0B, up 30% YoY; revenue of $23.4B, up 19% YoY**
- **Banking & Payments revenue**
  - IB revenue of $3.1B, up 38% YoY; IB fees up 28% YoY, driven by higher advisory and equity underwriting fees, partially offset by lower debt underwriting fees
  - Payments revenue of $5.1B, up 12% YoY, predominantly driven by higher deposit balances and fee growth
  - Lending revenue of $2.2B, up 13% YoY, largely driven by mark-to-market gains on hedges of the retained lending portfolio and higher loan balances
- **Markets & Securities Services revenue**
  - Markets revenue of $11.6B, up 20% YoY
    - Fixed Income Markets revenue of $7.1B, up 21% YoY, driven by higher revenue on strong client activity in Commodities, Credit and Currencies & Emerging Markets, as well as continued strength in Securitized Products, partially offset by lower revenue in Rates
    - Equity Markets revenue of $4.5B, up 17% YoY, predominantly due to increased client activity
  - Securities Services revenue of $1.5B, up 18% YoY, predominantly driven by fee growth on higher market levels and client activity, as well as higher deposit balances
- **Expense** of $11.1B, up 13% YoY, predominantly driven by higher compensation, including higher revenue-related compensation, as well as higher brokerage expense
- **Credit costs** of $482mm, largely driven by changes in the credit quality of certain exposures
  - Net reserve build of $362mm and NCOs of $120mm

REVENUE BY CLIENT COVERAGE SEGMENT ($MM)[5]

	1Q26	$ O/(U) 4Q25	$ O/(U) 1Q25
Banking & Payments revenue	**$10,425**	**$774**	**$1,671**
Global Corporate & Investment Banking[6]	7,265	772	1,336
Commercial Banking	3,160	2	335
Commercial & Specialized Industries	2,280	35	324
Commercial Real Estate Banking	880	(33)	11

[1] See note 1 on slide 10; For additional footnotes see slide 12

JPMorganChase

6

CCB CIB AWM Corp.

Asset & Wealth Management[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	1Q26	4Q25	1Q25
Revenue	**$6,374**	**($142)**	**$643**
Asset Management	3,072	(336)	401
Global Private Bank	3,302	194	242
Expense	**4,167**	**99**	**454**
Credit costs	**(24)**	**(26)**	**(14)**
Net income	**$1,775**	**($33)**	**$192**

KEY DRIVERS / STATISTICS ($B)[2]

	1Q26	4Q25	1Q25
Average equity	$16.0	$16.0	$16.0
ROE	44%	44%	39%
Pretax margin	35	38	35
Assets under management ("AUM")	$4,789	$4,791	$4,113
Client assets	7,103	7,118	6,002
Average loans	268.0	260.8	233.9
Average deposits	253.7	247.1	244.1

FINANCIAL PERFORMANCE

- **Net income of $1.8B, up 12% YoY**
- **Revenue** of $6.4B, up 11% YoY, predominantly driven by growth in management fees on strong net inflows and higher average market levels, as well as higher brokerage activity
- **Expense** of $4.2B, up 12% YoY, largely driven by higher compensation, primarily due to higher revenue-related compensation and continued growth in private banking advisor teams, as well as higher distribution fees
- **AUM** of $4.8T was up 16% YoY and client assets of $7.1T were up 18% YoY, driven by higher market levels and continued net inflows
  - For the quarter, AUM had long-term net inflows of $54B and liquidity net inflows of $13B
- **Average loans** of $268B, up 15% YoY and 3% QoQ
- **Average deposits** of $254B, up 4% YoY and 3% QoQ

[1] See note 1 on slide 10
[2] Actual numbers for all periods, not over/(under)

JPMorganChase

7

Corporate1 1 See note 1 on slide 10 CCB CIB AWM Corp. SELECTED INCOME STATEMENT DATA ($MM) FINANCIAL PERFORMANCE  Revenue of $1.2B, down $1.1B YoY  Net interest income of $1.0B, down $625mm YoY, predominantly driven by the impact of lower rates  Noninterest revenue of $189mm, down $464mm YoY, largely due to the absence of the $588mm First Republic-related gain in the prior year  Expense of $568mm, up $383mm YoY, predominantly due to the absence of an FDIC special assessment accrual release in the prior year $ O/(U) 1Q26 4Q25 1Q25 Revenue $1,215 ($265) ($1,089) Net interest income 1,026 (542) (625) Noninterest revenue 189 277 (464) Expense 568 (80) 383 Credit costs (1) (5) 18 Net income $699 $392 ($994) 8

Outlook[1]

1

Expect FY2026 net interest income of **~$103B**, market dependent

Expect FY2026 net interest income excluding Markets of **~$95B**, market dependent

2

Expect FY2026 adjusted expense of **~$105B**, market dependent

- Adjusted expense excludes Firmwide legal expense

3

Expect FY2026 Card Services NCO rate of **~3.4%**

[1] See notes 1, 2 and 4 on slide 10

JPMorganChase

9

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm as a whole and for each of the reportable business segments and Corporate on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by each of the lines of business and Corporate. For a reconciliation of the Firm’s results from a reported to managed basis, refer to page 7 of the Earnings Release Financial Supplement 2. In addition to reviewing net interest income (“NII”) and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII and NIR from reported to excluding Markets, refer to page 28 of the Earnings Release Financial Supplement. For additional information on Markets revenue, refer to pages 73-74 of the Firm’s 2025 Form 10-K 3. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”) are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, refer to page 10 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $128.38, $126.99 and $119.24 at March 31, 2026, December 31, 2025 and March 31, 2025, respectively. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense represents noninterest expense excluding Firmwide legal expense of $223mm, $60mm and $121mm for the three months ended March 31, 2026, December 31, 2025 and March 31, 2025, respectively. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of managed net revenue. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance 10

Additional notes 1. Total excess high-quality liquid assets (“HQLA”) represent the average eligible unencumbered liquid assets that are in excess of what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the LCR rule. HQLA and unencumbered marketable securities include end-of-period HQLA, excluding regulatory prescribed haircuts under the LCR rule where applicable, for both the Firm and the excess HQLA-eligible securities included as part of the excess liquidity at JPMorgan Chase Bank, N.A., which are not transferable to non-bank affiliates and thus excluded from the Firm’s LCR. Also include other end-of-period unencumbered marketable securities, such as equity and debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 100-107 of the Firm’s 2025 Form 10-K for additional information 11

Additional notes on slides 4-6 Slide 4 – Some aspects of U.S. B3E and GSIB NPRs still need to be addressed 1. Basel III Endgame (“B3E”), Notice of Proposed Rulemaking (“NPR”), Global Systemically Important Banks (“GSIB”), Stress Capital Buffer (“SCB”) 2. Impacts as provided in the B3E NPR disclosed by the banking agencies 3. JPM estimates for impact to required CET1 capital, RWA and GSIB surcharge assume 2.5% SCB, 5.5% GSIB surcharge under current rules, balance sheet as of 4Q25 and B3E and GSIB 2026 NPRs as proposed 4. The Federal Reserve’s estimates in the Stress Test NPR show aggregate benefits for GSIBs. However, as JPM’s SCB is currently at the 2.5% floor, our impact analysis does not assume a lower capital requirement as a result of the Stress Test NPR 5. Based on JPM’s estimate of the Fed’s GSIB NPR as proposed 6. Estimate assumes GSIB 2026 NPR as proposed except for reverting the short-term wholesale funding (“STWF”) methodology back to that used under the Federal Reserve’s 2015 GSIB final rule (i.e., RWA is retained in the denominator and re-weighted such that STWF component is 20% of the aggregate GSIBs’ total score). RWA assumptions are consistent with ~6% increase for JPM, and peer RWAs are based on analyst estimates 7. See JPM’s 2018 SCB and 2024 B3E & GSIB comment letters, 2020 Investor Day presentation and 4Q20 earnings presentation 8. CET1 capital required for the GSIB surcharge assuming a $2.1T RWA, which is consistent with JPM’s 4Q25 balance sheet and ~6% increase due to the B3E NPR 9. Assumes Method 1 surcharge of 2.5% based on year-end 2024 data as published by the Financial Stability Board in November 2025 10. Examples include clarification on expanded definition of commitments and treatment of non-investment grade collateral for term repurchase agreements Slide 5 – Consumer & Community Banking 2. Actual numbers for all periods, not over/(under) 3. Users of all mobile platforms who have logged in within the past 90 days 4. Excludes Commercial Card 5. Firmwide mortgage origination volume was $16.6B, $19.0B and $11.2B for the three months ended March 31, 2026, December 31, 2025 and March 31, 2025, respectively Slide 6 – Commercial & Investment Bank 2. Actual numbers for all periods, not over/(under) 3. Client deposits and other third-party liabilities (“client deposits”) pertain to the Payments and Securities Services businesses 4. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate 5. Refer to page 70 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2025 for a description of each of the client coverage segments 6. In the second quarter of 2025, amounts were reclassified from Other to Global Corporate Banking & Global Investment Banking reflecting the subsequent alignment of certain business activities after the Firm’s Business Segment reorganization in the second quarter of 2024. Prior-period amounts have been revised to conform with the current presentation 12

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2025, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase & Co.’s website (https://jpmorganchaseco.gcs- web.com/ir/sec-other-filings/overview), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 13